                                                                    EXHIBIT 99.1




                             BOSTON PROPERTIES, INC.
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                      FOR THE QUARTER ENDED MARCH 31, 2000

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                                      INDEX

                                                                 PAGE
COMPANY BACKGROUND                                                  2
INVESTOR INFORMATION                                              3-4
FINANCIAL HIGHLIGHTS                                                5
CONSOLIDATED BALANCE SHEETS                                         6
CONSOLIDATED INCOME STATEMENTS                                      7
FUNDS FROM OPERATIONS                                               8
FINANCIAL RATIOS                                                    9
CAPITAL STRUCTURE                                                  10
DEBT ANALYSIS                                                   11-13
JOINT VENTURES                                                     14
PORTFOLIO OVERVIEW-SQUARE FOOTAGE                                  15
TOP 20 TENANTS                                                     16
PORTFOLIO OVERVIEW-FFO                                             17
OCCUPANCY ANALYSIS                                                 18
OFFICE PROPERTIES-LEASE EXPIRATION ROLL OUT                        19
R&D PROPERTIES-LEASE EXPIRATION ROLL OUT                           20
INDUSTRIAL PROPERTIES-LEASE EXPIRATION ROLL OUT                    21
GRAND TOTAL - OFFICE, R&D AND INDUSTRIAL PROPERTIES                22
BOSTON AREA LEASE EXPIRATION ROLL OUT                              23
WASHINGTON DC AREA LEASE EXPIRATION ROLL OUT                       24
SAN FRANCISCO AREA LEASE EXPIRATION ROLL OUT                       25
NEW YORK AREA LEASE EXPIRATION ROLL OUT                            26
NEW JERSEY AREA LEASE EXPIRATION ROLL OUT                          27
OTHER AREA LEASE EXPIRATION ROLL OUT                               28
HOTEL PERFORMANCE                                                  29
SAME PROPERTY PERFORMANCE                                          30
"IN-SERVICE" PROPERTY PERFORMANCE                                  31
CAPITAL EXPENDITURES                                               32
VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS                33
VALUE CREATION PIPELINE - DEVELOPMENT                              34
VALUE CREATION PIPELINE - LAND PARCELS                             35
ACQUISITION PROPERTY PROFILES                                   36-37

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                               COMPANY BACKGROUND

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of office, industrial and hotel properties. The Company is one of the largest owners and developers of office properties in the United States, concentrated in the Northeast Corridor from Virginia to Greater Boston and in greater San Francisco.

On June 23, 1997, Boston Properties successfully completed its initial public offering. The offering and the underwriters over-allotment option closed on the same date resulting in 36,110,000 shares being sold at $25.00 per share for a total offering of $902,750,000. On January 30,1998, the Company closed a follow-on offering of 23,000,000 shares (including the underwriters' over-allotment) at $35.125 per share for a total offering of $807,875,000. On May 20, 1999, the Company raised an additional $141,002,500, net of issuance costs, through the issuance of 4,000,000 shares.

Through its predecessor company founded by Mortimer B. Zuckerman and Edward H. Linde in 1970, the Company grew through the seventies, eighties, and nineties by developing and redeveloping Class A office properties, R&D and industrial properties, and hotels in its primary markets of greater Boston, greater Washington, DC, and midtown Manhattan.

Since the Company's Initial Offering in June 1997, the Company has acquired 47 properties adding approximately 16.0 million square feet to its portfolio, representing an investment of approximately $3.9 billion. In addition, the Company is developing twelve Class A Office Buildings for a total anticipated investment of approximately $1.1 billion. The Company owns or controls land where it can develop an additional 10.5 million square feet.

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                              INVESTOR INFORMATION
                               800 Boylston Street
                                Boston, MA 02199
                                 (617) 236-3300
                              (617) 536-5087 (fax)

       Mortimer B. Zuckerman                          Chairman of the Board
       Edward H. Linde                                President, Chief Executive Officer and Director
       Robert E. Burke                                Executive Vice President, Operations
       Douglas T. Linde                               Senior Vice President, Financial and Capital Markets
       David G. Gaw                                   Senior Vice President, Chief Financial Officer
       Elaine M. Quinlan                              Director of Investor Relations

                                     TIMING

QUARTERLY RESULTS FOR 2000 WILL BE ANNOUNCED ACCORDING TO THE FOLLOWING ANTICIPATED SCHEDULE:

              SECOND QUARTER 2000                                       WEEK OF JULY 24-28
              THIRD QUARTER 2000                                        WEEK OF OCTOBER 23-27
              YEAR END 2000                                             WEEK OF JANUARY 22-26

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                          COMMON STOCK DATA (NYSE:BXP)

BOSTON PROPERTIES' COMMON STOCK IS TRADED PRIMARILY ON THE NEW YORK STOCK EXCHANGE UNDER THE SYMBOL: BXP. BXP'S COMMON STOCK HAS HAD THE FOLLOWING
CHARACTERISTICS:


                                                                                        1ST QUARTER 2000      1ST QUARTER 1999
                                                                                        ----------------      ----------------
HIGH PRICE                                                                                   $   32.3750           $   34.6875
LOW PRICE                                                                                    $   29.8125           $   30.3125
CLOSING PRICE                                                                                $   31.8125           $   31.6250
DIVIDENDS PER SHARE - ANNUALIZED                                                             $      1.80           $      1.70
CLOSING DIVIDEND YIELD - ANNUALIZED                                                                 5.66%                 5.38%
CLOSING SHARES, COMMON UNITS AND PREFERRED UNITS (IF CONVERTED) OUTSTANDING (THOUSANDS)          105,341               100,290
CLOSING MARKET VALUE OF SHARES AND UNITS OUTSTANDING (THOUSANDS)                             $ 3,351,161           $ 3,171,671

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                              FINANCIAL HIGHLIGHTS
                          (UNAUDITED AND IN THOUSANDS)

                                                                               THREE MONTHS ENDED
                                                        ------------------------------------------------------------
                                                        MARCH 31, 2000            MARCH 31, 1999            % CHANGE
                                                        --------------            --------------            --------
INCOME ITEMS:

Revenues                                                    $ 210,254                $ 187,640                12.05%
Net Income available to common shareholders                 $  30,977                $  24,934                24.24%
Funds from Operations                                       $  73,946                $  62,814                17.72%
Company's share (73.89% and 72.75%)                         $  54,641                $  45,697                19.57%
Funds from Operations per share - basic                     $    0.80                $    0.72                11.81%
Funds from Operations per share - diluted                   $    0.78                $    0.70                11.42%
Dividends per share                                         $    0.45                $   0.425                 5.88%

RATIOS:

Interest Coverage Ratio                                          2.53                     2.47                 2.40%
Dividend Payout Ratio                                           57.70%                   60.71%               -4.96%


                                                            MARCH 31, 2000          DECEMBER 31, 1999        % CHANGE
                                                            --------------          -----------------        --------
CAPITALIZATION:

Total Debt                                                     $ 3,530,399                $ 3,321,584          6.29%

Total Common Shares Outstanding @ Quarter End                       67,954                     67,910          0.06%
Total Preferred Shares Outstanding @ Quarter End
  (if converted)                                                     2,625                      2,625          0.00%
Total Common Units Outstanding @ Quarter End                        24,386                     23,810          2.42%
Total Preferred Units Outstanding @ Quarter End
  (if converted)                                                    10,376                     10,376          0.00%
Price @ Quarter End                                            $   31.8125                $   31.1250          2.21%
Equity Value @ Quarter End                                     $ 3,351,161                $ 3,259,441          2.81%
Total Market Capitalization                                    $ 6,881,560                $ 6,581,025          4.57%
Debt/Total Market Capitalization                                     51.30%                     50.47%         1.64%

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                           CONSOLIDATED BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)


                                                                            MARCH 31, 2000         DECEMBER 31, 1999
                                                                            --------------         ------------------
    ASSETS
Real estate and equipment                                                     $ 5,316,084             $ 5,150,341
Development in progress                                                           417,429                 334,983
Land held for future development                                                  114,628                 126,934
        Less accumulated depreciation                                            (501,554)               (470,591)
                                                                              -----------             -----------
        Total real estate and equipment                                         5,346,587               5,141,667
Cash                                                                               18,335                  12,035
Escrows                                                                            30,085                  40,254
Investments in securities                                                          73,023                  14,460
Tenant and other receivables                                                       34,539                  28,362
Accrued rental income                                                              85,089                  82,228
Deferred charges, net                                                              67,711                  50,899
Prepaid expenses and other assets                                                  24,407                  28,452
Investment in joint ventures                                                       36,541                  36,415
                                                                              -----------             -----------
           TOTAL ASSETS                                                       $ 5,716,317             $ 5,434,772
                                                                              ===========             ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
    Mortgage notes payable                                                    $ 3,186,399             $ 2,955,584
    Unsecured line of credit                                                      344,000                 366,000
    Accounts payable and accrued expenses                                          57,098                  66,780
    Dividends payable                                                              51,205                  50,114
    Accrued interest payable                                                        5,154                   8,486
    Other liabilities                                                              55,553                  48,282
                                                                              -----------             -----------
        Total liabilities                                                       3,699,409               3,495,246
                                                                              -----------             -----------

Commitments and contingencies                                                           -                       -
                                                                              -----------             -----------

Minority interests                                                                808,826                 781,962
                                                                              -----------             -----------

Series A Convertible Redeemable Preferred Stock, liquidation preference
    $50.00 per share, 2,000,000 shares issued and outstanding                     100,000                 100,000
                                                                              -----------             -----------

Stockholders' Equity:
    Excess stock, $.01 par value, 150,000,000 shares
        authorized, none issued or outstanding                                          -                       -
    Common stock, $.01 par value, 250,000,000 shares authorized,
         67,954,225 and 67,910,434 issued and outstanding, respectively               680                     679
    Additional paid-in capital                                                  1,060,341               1,067,778
    Dividend in excess of earnings                                                (10,495)                (10,893)
    Deferred compensation                                                          (1,007)                      -
    Accumulated other comprehensive income                                         58,563                       -
                                                                              -----------             -----------
        Total stockholders' equity                                              1,108,082               1,057,564
                                                                              -----------             -----------
           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $ 5,716,317             $ 5,434,772
                                                                              ===========             ===========

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                         CONSOLIDATED INCOME STATEMENTS
                          (UNAUDITED AND IN THOUSANDS)



                                                                                                THREE MONTHS ENDED
                                                                                   ----------------------------------------
                                                                                    31-MAR-00      31-MAR-99     % CHANGE
                                                                                    ---------      ---------     --------
Revenue:
  Rental
        Base Rent (1)                                                                 $ 170,337      $151,609       12.35%
        Recoveries from tenants                                                          23,336        17,414       34.01%
        Parking and other                                                                13,008        10,924       19.08%
                                                                                      ---------      --------       -----
             Total rental revenue                                                       206,681       179,947       14.86%
  Development and management services                                                     2,863         4,047      -29.26%
  Interest and other                                                                        710         3,646      -80.53%
                                                                                      ---------      --------       -----
             Total revenue                                                              210,254       187,640       12.05%
                                                                                      ---------      --------       -----

Expenses:
  Rental expenses                                                                        65,177        57,350       13.65%
  General and administrative                                                              7,408         6,610       12.07%
  Interest (2)                                                                           55,215        50,459        9.43%
  Depreciation and amortization                                                          32,231        27,794       15.96%
                                                                                      ---------      --------       -----
        Total expenses                                                                  160,031       142,213       12.53%
                                                                                      ---------      --------       -----
Income before minority interests and before income from unconsolidated joint ventures    50,223        45,427       10.56%
Minority interest in property partnerships                                                 (196)       (4,155)     -95.28%
Income from unconsolidated joint ventures                                                   145           213      -31.92%
                                                                                      ---------      --------       -----
Income before preferred distribution and minority interest in Operating Partnership      50,172        41,485       20.94%
Preferred distribution                                                                   (6,607)       (6,373)       3.67%
Minority interest in Operating Partnership (3)                                          (10,945)       (9,339)      17.20%
                                                                                      ---------      --------       -----
Net income before preferred dividend                                                     32,620        25,773       26.57%
Preferred dividend                                                                       (1,643)         (839)      95.83%
                                                                                      ---------      --------       -----
Net income available to common shareholders                                           $  30,977      $ 24,934       24.24%
                                                                                      =========      ========       =====
INCOME PER SHARE OF COMMON STOCK
  Net income available to common shareholders per share - basic                       $    0.46      $   0.39       17.95%
                                                                                      =========      ========       =====
  Net income available to common shareholders per share - diluted                     $    0.45      $   0.39       15.38%
                                                                                      =========      ========       =====

(1) Base Rent is reported on a straight-line basis over the terms of the respective leases. The impact of the straight-line rent adjustment increased revenues by $2,841 and $4,264 for the three months ended March 31, 2000 and 1999, respectively.

(2) Excludes capitalized interest of $8,464 and $2,985 for the three months ended March 31, 2000 and 1999, respectively.

(3) Equals minority interest percent (26.11% and 27.25%, respectively) of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions.

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                              FUNDS FROM OPERATIONS
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                  (UNAUDITED)


                                                                                                  THREE MONTHS ENDED
                                                                                    --------------------------------------------
                                                                                    31-MAR-00           31-MAR-99       % CHANGE
                                                                                    ---------           ---------       --------
Income from operations before minority interests and before income from              $ 50,223            $ 45,427         10.56%
   unconsolidated joint ventures
   Add:
      Real estate depreciation and amortization (1)                                    32,052              27,549         16.35%
      Income from unconsolidated joint ventures                                           145                 213        -31.92%
   Less:
      Minority property partnerships' share of funds from operations                      224               3,163        -92.92%
      Preferred dividends and distributions                                             8,250               7,212         14.39%
                                                                                     --------            --------        ------
   Funds from Operations                                                             $ 73,946            $ 62,814         17.72%
                                                                                     ========            ========        ======
   Funds from Operations available to common shareholders (2)                        $ 54,641            $ 45,697         19.57%
                                                                                     ========            ========        ======
   Funds from Operations per share - basic                                             $ 0.80              $ 0.72         11.81%
                                                                                     ========            ========        ======
      Weighted average shares outstanding - basic                                      67,943              63,534          6.94%
                                                                                     ========            ========        ======
   Funds from Operations per share - diluted                                           $ 0.78              $ 0.70         11.43%
                                                                                     ========            ========        ======
      Weighted average shares outstanding - diluted                                    81,381              75,862          7.28%
                                                                                     ========            ========        ======

(1) Real estate depreciation includes the Company's share of joint venture real estate depreciation of $259 and $0, less corporate related depreciation of $438 and $245, for the three months ended March 31, 2000 and 1999, respectively.

(2) Based on weighted average shares for the quarter. Company's share for the quarter ended March 31, 2000 was 73.89% and 72.75% for the quarter ended March 31, 1999.



                 RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS


                                        For the Three Months Ended March 31, 2000        For the Three Months Ended March 31, 1999
                                        -----------------------------------------      --------------------------------------------
                                           Income        Shares        Per Share         Income            Shares       Per Share
                                         (Numerator)  (Denominator)      Amount        (Numerator)     (Denominator)     Amount
Basic Funds from Operations               $ 73,946       91,948          $ 0.80         $ 62,814          87,330          $ 0.72
Effect of Dilutive Securities
   Convertible Preferred Units               6,607       10,376           (0.01)           6,373          10,325           (0.01)
   Convertible Preferred Stock               1,643        2,625               -              839           1,458               -
   Stock Options                                 -          438           (0.01)               -             545           (0.01)
                                          --------      -------         -------         --------          ------          ------
Dilutive Funds from Operations (1)        $ 82,196      105,387          $ 0.78         $ 70,026          99,658          $ 0.70
                                          ========      =======         =======         ========          ======          ======
Company's share of Diluted Funds
   from Operations                        $ 63,473       81,381          $ 0.78         $ 53,306          75,862          $ 0.70
                                          ========      =======         =======         ========          ======          ======

(1) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended March 31, 2000 was 77.22% and 76.12% for the quarter ended March 31, 1999.

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                                FINANCIAL RATIOS


                                                                                   THREE MONTHS ENDED
                                                                                     MARCH 31, 2000
                                                                                   ------------------
RATIOS COMPUTED FOR INDUSTRY COMPARISONS:

OPERATIONAL RATIOS (1)(2)
    Debt Service Coverage Ratio                                                            2.25
      (EBITDA + Income from Unconsolidated Joint Ventures)/(Interest+Principal)
    Interest Coverage Ratio                                                                2.53
      (EBITDA + Income from Unconsolidated Joint Venture)/Interest
    Return on Shareholder's Equity                                                        16.52%
      (EBITDA - Interest)/Average Equity (book value)  (%)
    Return on Real Estate Investments                                                     10.40%
      (EBITDA/Average Real Estate Investments (book value)) (%)
    FFO Payout Ratio                                                                      57.70%
      (Dividends Declared/FFO) (%)

(1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.
(2)  FFO is calculated based on the NAREIT White Paper.

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                                CAPITAL STRUCTURE

                                      DEBT
                                 (in thousands)


                                                                          AGGREGATE PRINCIPAL
                                                                            MARCH 31, 2000
                                                                            --------------
Mortgage Loans                                                                $ 3,186,399

Unsecured Line of Credit                                                          344,000
                                                                              ------------

Total Debt                                                                    $ 3,530,399
                                                                              ============



                                     EQUITY
                                 (in thousands)


                                                           COMMON
                                       SHARES & UNITS       STOCK             $ VALUE
                                       OUTSTANDING       EQUIVALENTS        EQUIVALENT (1)
                                       -----------       -----------        --------------
Common Stock                               67,954           67,954            $ 2,161,787
Preferred Stock                             2,000            2,625                 83,508
Operating Partnership Units                24,386           24,386                775,780
Preferred Operating Partnership Units       8,713           10,376                330,087
                                                            ------            -----------
Total Equity                                               105,341            $ 3,351,161
                                                           =======            ===========
Total Market Capitalization                                                   $ 6,881,560
                                                                              ===========


(1)  Value based on March 31, 2000 closing price of $31.8125.

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                                  DEBT ANALYSIS

                LONG-TERM DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)


 YEAR           2000          2001          2002           2003          2004        THEREAFTER      TOTAL
 ----           ----          ----          ----           ----          ----        ----------      -----
Amount        $ 259,955     $ 158,784     $ 444,983      $696,767      $124,593     $ 1,845,317    $ 3,530,399



                  UNSECURED LINE OF CREDIT - DUE MARCH 31, 2003
                                 (IN THOUSANDS)


                      OUTSTANDING                  LETTERS OF         REMAINING
FACILITY              @ 3/31/2000                   CREDIT            CAPACITY
--------              -----------                   ------            --------
$ 500,000             0  344,000                    32,542            $123,458


                       UNSECURED AND SECURED DEBT ANALYSIS


                                                  WEIGHTED               WEIGHTED AVERAGE
                         % OF DEBT              AVERAGE RATE                 MATURITY
                         ---------              ------------                 --------
Unsecured Debt              9.74%                   7.64%                    3.0 years
Secured Debt               90.26%                   7.03%                    5.7 years
                          ------                    ----                     ---------
Total Debt                100.00%                   7.09%                    5.5 years
                          ======                    ====                     =========



                      FLOATING AND FIXED RATE DEBT ANALYSIS

                                                WEIGHTED                WEIGHTED AVERAGE
                       % OF DEBT               AVERAGE RATE                MATURITY
                       ---------               ------------             ----------------
Floating Rate Debt         18.14%                   7.77%                  2.4 years
Fixed Rate Debt            81.86%                   7.06%                  6.1 years
                          ------                    ----                   ---------
Total Debt                100.00%                   7.09%                  5.5 years
                          ======                    ====                   =========

                             BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                                  DEBT ANALYSIS

                LONG-TERM DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)


           PROPERTY                2000 (1)        2001          2002          2003         2004        THEREAFTER       TOTAL
------------------------------    ---------      --------      --------      --------      -------      ----------      --------
The Unsecured Line of Credit      $      -       $     -       $      -      $344,000      $     -        $      -      $344,000
Prudential Center                    2,590         3,777          4,039         4,319        4,564         275,253       294,542
599 Lexington Avenue                     -             -              -             -            -         225,000       225,000
280 Park Avenue                      2,933         8,800        208,267             -            -               -       220,000
Embarcadero Center One               1,392         1,968          2,104         2,249        2,404         147,713       157,830
Embarcadero Center Two               1,392         1,968          2,104         2,249        2,404         147,713       157,830
Embarcadero Center Four              1,804         2,894          3,097         3,314        3,546         141,916       156,571
875 Third Avenue                     1,938         2,341        148,454             -            -               -       152,733
Embarcadero Center Three             1,227         1,941          2,069         2,206        2,351         137,903       147,697
5 Times Square                           -             -              -       137,170            -               -       137,170
Two Independence Square              1,465         1,032          1,500       113,845            -               -       117,842
Riverfront Plaza                     1,699         2,397          2,560         2,735        2,921         105,034       117,346
Democracy Center                     1,119         1,588          1,703         1,828        1,961         100,510       108,709
Metropolitan Square                104,528             -              -             -            -               -       104,528
Embarcadero Center West Tower          803         1,272          1,358         1,449        1,546          92,065        98,493
100 East Pratt Street                1,142         1,615          1,727         1,847        1,975          84,687        92,993
Reservoir Place                      1,312         1,978          2,669         2,859        3,062          63,345        75,225
One Independence Square              1,003        74,114              -             -            -               -        75,117
The Gateway                         75,000             -              -             -            -               -        75,000
One & Two Reston Overlook              442           705            759           818       65,907               -        68,631
2300 N Street                            -             -              -        66,000            -               -        66,000
Capital Gallery                        766         1,097          1,191         1,293        1,404          52,176        57,927
504,506,508 Carnegie Center            530           845            910           978        1,054          44,585        48,902
10 and 20 Burlington Mall Road           -        37,000              -             -            -               -        37,000
1301 New York Avenue                   641         1,046          1,129         1,403        1,314          27,823        33,356


(1)  For the period from April 1, 2000 through December 31, 2000.

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                                  DEBT ANALYSIS

                LONG-TERM DEBT MATURITIES AND PRINCIPAL PAYMENTS
                                 (IN THOUSANDS)


            PROPERTY                 2000 (1)       2001         2002         2003         2004       THEREAFTER        TOTAL
------------------------------       --------     --------     --------     --------     --------     ----------     ----------
Eight Cambridge Center                    292          442          477          515          567         26,429         28,722
510 Carnegie Center                       326          475          511          550          587         25,536         27,985
Lockheed Martin Building                  367          529          565          604          640         23,956         26,661
University Place                          404          573          615          659          706         22,700         25,657
Reston Corporate Center                   351          506          540          577        1,620         21,571         25,165
111 Huntington Avenue                       -            -       24,663            -            -              -         24,663
191 Spring Street                         240          344          374          407          443         21,256         23,064
Bedford Business Park                     372          539          587          639          695         19,260         22,092
NIMA Building                             305          438          468          499          529         19,565         21,804
Sumner Square                               -            -            -            -       21,624              -         21,624
212 Carnegie Center                    20,548            -            -            -            -              -         20,548
202 Carnegie Center                    19,106            -            -            -            -              -         19,106
Orbital Sciences                            -            -       15,659            -            -              -         15,659
New Dominion Technology Park                -            -       14,197            -            -              -         14,197
214 Carnegie Center                    13,269            -            -            -            -              -         13,269
101 Carnegie Center                       187          299          322          348          345          7,058          8,559
Montvale Center                            94          135          147          160          175          6,937          7,648
Newport Office Park                       227        5,923            -            -            -              -          6,150
Hilltop Business Center                   116          164          176          188          201          5,009          5,854
302 Carnegie Center                         -            -            -        1,014            -              -          1,014
201 Carnegie Center                        25           39           42           45           48            317            516
                                     --------     --------     --------     --------     --------     ----------     ----------
                                     $259,955     $158,784     $444,983     $696,767     $124,593     $1,845,317     $3,530,399
                                     ========     ========     ========     ========     ========     ==========     ==========

          For the period from April 1, 2000 through December 31, 2000.

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                                 JOINT VENTURES
                          (UNAUDITED AND IN THOUSANDS)
                              AS OF MARCH 31, 2000


                                               ONE             MARKET
                                             FREEDOM           SQUARE
                                              SQUARE          NORTH (2)         COMBINED
                                             -------          ---------         --------
Total Equity (1)                             $ 5,644          $ 30,897          $ 36,541
                                             =======          ========          ========

Mortgage/Construction loans payable (1)      $13,179          $ 27,425          $ 40,604
                                             =======          ========          ========

BXP's ownership percentage                     25.00%            50.00%
                                             =======          ========


(1)  Represents the Company's share.

(2)  Includes the residential component of the joint venture.


           RESULTS OF OPERATIONS FOR THE UNCONSOLIDATED JOINT VENTURES
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000


                                               ONE             MARKET          ONE AND TWO
                                             FREEDOM           SQUARE           RESTON
                                              SQUARE           NORTH         OVERLOOK (1)     COMBINED
                                          ---------------   -------------    -------------   ------------
REVENUE

Total rental revenue                          $ 2,444          $ 1,134           $ 385         $ 3,963
Interest and other                                  -               19               -              19
                                              -------          -------           -----         -------
Total revenue                                   2,444            1,153             385           3,982
                                              -------          -------           -----         -------

EXPENSES

Operating                                         820              548              85           1,453
Interest                                          672              374             152           1,198
Depreciation and amortization                     575              174              82             831
                                              -------          -------           -----         -------
Total expenses                                  2,067            1,096             319           3,482
                                              -------          -------           -----         -------
Net income                                      $ 377             $ 57            $ 66           $ 500
                                              =======          =======           =====         =======

(1) Represents the operations for the period from January 1, 2000 through January 11, 2000, prior to the Company's acquisition of their joint venture partner's 75% interest.

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                       PORTFOLIO OVERVIEW- SQUARE FOOTAGE

 RENTABLE SQUARE FEET OF IN-SERVICE PROPERTIES BY LOCATION AND TYPE OF PROPERTY


     GEOGRAPHIC AREA              OFFICE (1)        R&D        INDUSTRIAL         TOTAL        % OF TOTAL
     ---------------              ----------        ---        ----------         -----        ----------
Greater Boston                    5,422,542        545,206        247,318        6,215,066        24.31%
Greater Washington, D.C.          5,486,054(2)   1,382,925        237,195        7,106,174        27.79%
Greater San Francisco             4,439,355        144,366        280,213        4,863,934        19.02%
Midtown Manhattan                 2,875,966              -              -        2,875,966        11.25%
Princeton/East Brunswick, NJ      2,279,865              -              -        2,279,865         8.92%
Baltimore, MD                     1,175,488              -              -        1,175,488         4.60%
Richmond, VA                        892,094              -              -          892,094         3.49%
Bucks County, PA                          -              -        161,000          161,000         0.63%
                                 ----------      ---------        -------        ---------       ------
                                 22,571,364      2,072,497        925,726       25,569,587       100.00%
                                 ==========      =========        =======       ==========       ======
 % of Total                           88.27%          8.11%          3.62%          100.00%


(1)  Includes retail square footage of approximately 1,000,000.

(2) Includes 414,296 square feet at One Freedom Square which is 25% owned by Boston Properties.


                                HOTEL PROPERTIES


                                                                                 NUMBER OF        SQUARE
HOTEL PROPERTIES                                                                     ROOMS          FEET
----------------                                                              ------------   -----------
   Long Wharf Marriott, Boston, MA                                                     402       420,000
   Cambridge Center Marriott, Cambridge, MA                                            431       330,400
   Residence Inn by Marriott, Cambridge, MA                                            221       187,474
                                                                              ------------   -----------
Total Hotel Properties                                                               1,054       937,874
                                                                              ============   ===========


                     GARAGE PROPERTY AND STRUCTURED PARKING


                                                                                 NUMBER OF        SQUARE
                                                                                    SPACES          FEET
                                                                              ------------   -----------
GARAGE PROPERTIES
   Cambridge Center North Garage                                                     1,170       332,442
STRUCTURED PARKING                                                                  15,556     5,518,779
                                                                              ------------   -----------
TOTAL GARAGE PROPERTY AND STRUCTURED PARKING                                        16,726     5,851,221
                                                                              ============   ===========

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                      TOP 20 TENANTS BY SQUARE FEET LEASED


                         TENANT                                      SQ. FT.          % OF PORTFOLIO
      ----------------------------------------------          -------------------     --------------
 1    General Services Administration                                  1,973,603                7.7%
 2    Lockheed Martin Corporation                                        716,653                2.8%
 3    Gillette Company                                                   492,000                1.9%
 4    Raytheon                                                           485,000                1.8%
 5    Shearman & Sterling                                                427,707                1.7%
 6    AT&T                                                               420,006                1.6%
 7    Marsh & McLennan, Inc.                                             369,558                1.4%
 8    TRW                                                                337,187                1.3%
 9    Covance, Inc.                                                      321,261                1.3%
10    Hunton & Williams                                                  311,299                1.2%
11    Debevoise & Plimpton                                               307,125                1.2%
12    T. Rowe Price Associates, Inc.                                     270,942                1.1%
13    First Union                                                        254,214                1.0%
14    Andersen Consulting                                                248,620                1.0%
15    Bankers Trust                                                      243,722                0.9%
16    John Hancock Advisors                                              233,516                0.9%
17    Parexel International Corp.                                        228,903                0.9%
18    Orrick, Herrington & Sutcliffe                                     216,300                0.8%
19    National Football League                                           205,145                0.8%
20    Shaw Pittman Potts & Trowbridge                                    204,154                0.8%


                    MAJOR SIGNED DEALS FOR FUTURE DEVELOPMENT


                   TENANT                                     SQ. FT.
----------------------------------------------          -------------------
Ernst & Young, LLP                                               1,062,203

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                            PORTFOLIO OVERVIEW - FFO

   PERCENTAGE OF PROPERTY FUNDS FROM OPERATIONS* FOR IN-SERVICE PROPERTIES BY
       LOCATION AND TYPE OF PROPERTY FOR THE QUARTER ENDED MARCH 31, 2000


      GEOGRAPHIC AREA          OFFICE (1)   R&D       INDUSTRIAL HOTEL     GARAGE       TOTAL
      ---------------          ---------    ---       ---------- -----     ------       -----
Greater Boston                    17.1%      0.8%        0.2%      3.8%       0.3%       22.2%
Greater Washington, D.C.          22.8%      2.8%        0.2%       n/a        n/a       25.8%
Greater San Francisco             20.8%      0.3%        0.2%       n/a        n/a       21.3%
Midtown Manhattan                 16.8%       n/a         n/a       n/a        n/a       16.8%
Baltimore, MD                      3.9%       n/a         n/a       n/a        n/a        3.9%
Richmond, VA                       3.0%       n/a         n/a       n/a        n/a        3.0%
Princeton/East Brunswick, NJ       6.9%       n/a         n/a       n/a        n/a        6.9%
Bucks County, PA                    n/a       n/a        0.1%       n/a        n/a        0.1%
                               ---------   -------    --------  --------   --------    --------
        Total                     91.3%      3.9%        0.7%      3.8%       0.3%      100.0%
                               =========   =======    ========  ========   ========    ========


(1)  Includes Retail Center FFO (Prudential Center Boston and Embarcadero
     Center).

* For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                               OCCUPANCY ANALYSIS

                      SAME PROPERTY OCCUPANCY - BY LOCATION


LOCATION                          31-MAR-00        31-MAR-99
--------                          ---------        ---------
Greater Boston, MA                    99.0%            98.4%
Greater Washington, D.C.              97.0%            98.5%
Midtown Manhattan, NY                100.0%            99.9%
Baltimore, MD                         99.3%           100.0%
Princeton/East Brunswick, NJ          99.6%            99.5%
Richmond, VA                          99.7%            99.1%
Greater San Francisco, CA             99.1%            96.5%
Bucks County, PA                     100.0%           100.0%
                               -------------    -------------
   Total Portfolio                    98.7%            98.4%
                               =============    =============


                      SAME PROPERTY - BY TYPE OF PROPERTY


                                  31-MAR-00        31-MAR-99
                                  ---------        ---------
Total Office Portfolio                99.5%            98.8%
Total R&D Portfolio                   94.0%            99.1%
Total Industrial Portfolio            92.5%            89.3%
                               -------------    -------------
Total Portfolio                       98.7%            98.4%
                               =============    =============

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                          IN-SERVICE OFFICE PROPERTIES

                                LEASE EXPIRATIONS


                                                                               ANNUALIZED
                    RENTABLE SQUARE            CURRENT ANNUALIZED            REVENUES UNDER
YEAR OF LEASE      FOOTAGE SUBJECT TO            REVENUES UNDER              EXPIRING LEASES          PERCENTAGE OF TOTAL
EXPIRATION          EXPIRING LEASES              EXPIRING LEASES          WITH FUTURE STEP-UPS       SQUARE FEET EXPIRING
----------         -----------------             ---------------          --------------------       --------------------
   2000                   960,200               $ 27,340,642                 $ 27,344,939                     5.55%
   2001                 2,266,364                 69,079,420                   69,534,189                    10.97%
   2002                 2,073,891                 80,185,076                   80,878,369                     9.90%
   2003                 1,826,513                 56,354,940                   57,743,122                     8.29%
   2004                 2,582,784                 87,609,676                   91,350,786                    11.68%
   2005                 1,722,555                 50,446,124                   54,128,258                     6.64%
   2006                 2,723,204                 88,695,125                   97,052,358                    12.25%
   2007                 1,652,453                 67,381,684                   69,039,788                     7.37%
   2008                   872,797                 30,412,206                   28,455,992                     4.03%
   2009                 1,720,115                 55,628,093                   63,663,808                     8.25%
Thereafter              3,724,851                113,688,281                  136,408,677                    15.07%



                              OCCUPANCY BY LOCATION


                                           31-MAR-00                   31-MAR-99
                                           ---------                   ---------
Greater Boston, MA                             99.2%                       98.5%
Greater Washington, D.C.                       98.4%                       98.5%
Midtown Manhattan, NY                         100.0%                       99.9%
Baltimore, MD                                  99.3%                      100.0%
Richmond, VA                                   99.7%                       99.1%
Princeton/East Brunswick, NJ                   99.7%                       99.5%
Greater San Francisco, CA                      98.9%                       96.7%
Bucks County, PA                                 n/a                         n/a
                                           ---------                   ---------
   Total Office Portfolio                      99.1%                       98.5%
                                           =========                   =========

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                            IN-SERVICE R&D PROPERTIES

                                LEASE EXPIRATIONS


                                                                         ANNUALIZED
                      RENTABLE SQUARE          CURRENT ANNUALIZED      REVENUES UNDER
EAR OF LEASE        FOOTAGE SUBJECT TO         REVENUES UNDER         EXPIRING LEASES         PERCENTAGE OF TOTAL
EXPIRATION           EXPIRING LEASES          EXPIRING LEASES       WITH FUTURE STEP-UPS      SQUARE FEET EXPIRING
----------          -----------------         ---------------       --------------------      --------------------
   2000                  255,262                $ 2,691,224              $ 2,691,224                13.12%
   2001                  287,074                  3,561,337                3,609,481                14.76%
   2002                  352,246                  4,926,617                5,060,689                18.11%
   2003                   95,307                  1,183,957                1,259,539                 4.90%
   2004                   84,881                  1,184,285                1,311,777                 4.36%
   2005                  164,149                  1,948,603                2,108,130                 8.44%
   2006                  203,000                  2,283,339                2,395,839                10.44%
   2007                  157,895                  2,758,770                3,004,946                 8.12%
   2008                        -                          -                        -                 0.00%
   2009                   59,838                    770,707                  981,557                 3.08%
Thereafter               285,371                  4,896,006                5,841,712                14.67%


                              OCCUPANCY BY LOCATION


                                    31-MAR-00                 31-MAR-99
                                    ---------                 ---------
Greater Boston, MA                     100.0%                    100.0%
Greater Washington, D.C.                91.2%                     98.8%
Midtown Manhattan, NY                     n/a                       n/a
Baltimore, MD                             n/a                       n/a
Richmond, VA                              n/a                       n/a
Princeton/East Brunswick, NJ              n/a                       n/a
Greater San Francisco, CA               97.6%                     99.0%
Bucks County, PA                          n/a                       n/a
                                      -------                   -------
   Total R&D Portfolio                  94.0%                     99.1%
                                      =======                   =======

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                        IN-SERVICE INDUSTRIAL PROPERTIES

                                LEASE EXPIRATIONS


                                                                           ANNUALIZED
                     RENTABLE SQUARE           CURRENT ANNUALIZED        REVENUES UNDER
 YEAR OF LEASE     FOOTAGE SUBJECT TO            REVENUES UNDER         EXPIRING LEASES           PERCENTAGE OF TOTAL
  EXPIRATION        EXPIRING LEASES             EXPIRING LEASES       WITH FUTURE STEP-UPS       SQUARE FEET EXPIRING
  ----------       -----------------            ---------------       --------------------       --------------------
     2000                255,405                  $ 1,424,211              $ 1,424,211                   29.82%
     2001                 70,829                      381,905                  381,905                    8.27%
     2002                 23,904                      207,563                  207,563                    2.79%
     2003                147,305                      989,907                1,053,959                   17.20%
     2004                235,076                    1,363,056                1,456,556                   27.44%
     2005                 20,500                      125,698                  140,832                    2.39%
     2006                      -                            -                        -                    0.00%
     2007                 20,000                      222,456                  258,783                    2.33%
     2008                 83,608                      736,586                  809,782                    9.76%
     2009                      -                            -                        -                    0.00%
  Thereafter                   -                            -                        -                    0.00%



                              OCCUPANCY BY LOCATION


                                      31-MAR-00                31-MAR-99
                                      ---------                ---------
Greater Boston, MA                        93.0%                    93.0%
Greater Washington, D.C.                  78.2%                    73.9%
Midtown Manhattan, NY                       n/a                      n/a
Baltimore, MD                               n/a                      n/a
Richmond, VA                                n/a                      n/a
Princeton/East Brunswick, NJ                n/a                      n/a
Greater San Francisco, CA                100.0%                    92.9%
Bucks County, PA                         100.0%                   100.0%
                                        -------                  -------
   Total Industrial Portfolio             92.5%                    89.3%
                                        =======                  =======

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                               GRAND TOTAL OF ALL
                              IN-SERVICE PROPERTIES

                                LEASE EXPIRATION


                                                                                   ANNUALIZED
                          RENTABLE SQUARE             CURRENT ANNUALIZED         REVENUES UNDER
 YEAR OF LEASE          FOOTAGE SUBJECT TO              REVENUES UNDER          EXPIRING LEASES          PERCENTAGE OF TOTAL
  EXPIRATION             EXPIRING LEASES                EXPIRING LEASES       WITH FUTURE STEP-UPS      SQUARE FEET EXPIRING
  ----------            -----------------               ---------------       --------------------      --------------------
     2000                    1,470,867                    $ 31,456,077             $ 31,460,374                  5.90%
     2001                    2,624,267                      73,022,662               73,525,575                 10.53%
     2002                    2,450,041                      85,319,256               86,146,621                  9.83%
     2003                    2,069,125                      58,528,804               60,056,620                  8.30%
     2004                    2,902,741                      90,157,017               94,119,119                 11.64%
     2005                    1,907,204                      52,520,425               56,377,220                  7.65%
     2006                    2,926,204                      90,978,464               99,448,197                 11.74%
     2007                    1,830,348                      70,362,910               72,303,517                  7.34%
     2008                      956,405                      31,148,792               29,265,774                  3.84%
     2009                    1,779,953                      56,398,800               64,645,365                  7.14%
  Thereafter                 4,010,222                     118,584,287              142,250,389                 16.09%


                              OCCUPANCY BY LOCATION


                                             31-MAR-00                31-MAR-99
                                             ---------                ---------
Greater Boston, MA                               99.0%                    98.4%
Greater Washington, D.C.                         96.3%                    97.7%
Midtown Manhattan, NY                           100.0%                    99.9%
Baltimore, MD                                    99.3%                   100.0%
Richmond, VA                                     99.7%                    99.1%
Princeton/East Brunswick, NJ                     99.7%                    99.5%
Greater San Francisco, CA                        99.0%                    96.5%
Bucks County, PA                                100.0%                   100.0%
                                              --------                 --------
   Total Portfolio                               98.5%                    98.2%
                                              ========                 ========

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                                 GREATER BOSTON


                                               OFFICE
                   -----------------------------------------------------------------
                                                                    ANNUALIZED
                   RENTABLE SQUARE       CURRENT ANNUALIZED       REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO       REVENUES UNDER        EXPIRING LEASES
EXPIRATION         EXPIRING LEASES        EXPIRING LEASES       WITH FUTURE STEP-UPS
----------         ----------------       ---------------       --------------------
   2000                 317,779            $ 8,999,934               $ 8,999,934
   2001                 711,307             18,087,072                18,363,126
   2002                 403,250             10,808,348                10,882,128
   2003                 560,130             14,877,308                15,505,549
   2004                 756,296             26,274,690                28,573,681
   2005                 613,078             17,839,888                18,444,436
   2006                 452,640             13,699,199                15,440,853
   2007                 159,431              5,057,924                 5,644,368
   2008                   5,466                404,977                   404,977
   2009                 846,776             26,345,748                30,339,370
Thereafter              486,825             10,136,550                13,963,559

                                                  R&D
                  ------------------------------------------------------------------
                                                                   ANNUALIZED
                    RENTABLE SQUARE       CURRENT ANNUALIZED      REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO     REVENUES UNDER           EXPIRING LEASES
EXPIRATION         EXPIRING LEASES        EXPIRING LEASES       WITH FUTURE STEP-UPS
----------        ------------------     ------------------     --------------------
   2000                  80,000              $ 859,790               $ 859,790
   2001                       -                      -                       -
   2002                  94,140                877,197                 892,197
   2003                  50,704                581,128                 581,128
   2004                       -                      -                       -
   2005                       -                      -                       -
   2006                 203,000              2,283,339               2,395,839
   2007                  50,000                475,008                 675,000
   2008                       -                      -                       -
   2009                       -                      -                       -
Thereafter               67,362              1,295,391               1,601,888

                                           INDUSTRIAL
                  ----------------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE        CURRENT ANNUALIZED      REVENUES UNDER
YEAR OF LEASE      FOOTAGE SUBJECT TO     REVENUES UNDER         EXPIRING LEASES
EXPIRATION         EXPIRING LEASES        EXPIRING LEASES     WITH FUTURE STEP-UPS
----------        -------------------     ---------------     --------------------
   2000                67,216               $ 639,711              $ 639,711
   2001                10,829                 127,969                127,969
   2002                23,904                 207,563                207,563
   2003               128,105                 861,075                925,127
   2004                     -                       -                      -
   2005                     -                       -                      -
   2006                     -                       -                      -
   2007                     -                       -                      -
   2008                     -                       -                      -
   2009                     -                       -                      -
Thereafter                  -                       -                      -

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                   IN-SERVICE GREATER WASHINGTON DC PROPERTIES

                                LEASE EXPIRATIONS

                               GREATER WASHINGTON


                                              OFFICE
                   -----------------------------------------------------------------
                                                                     ANNUALIZED
                    RENTABLE SQUARE      CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO       REVENUES UNDER         EXPIRING LEASES
EXPIRATION         EXPIRING LEASES        EXPIRING LEASES       WITH FUTURE STEP-UPS
----------        ------------------      ---------------       --------------------
   2000                 196,310            $ 5,764,195              $ 5,768,492
   2001                 251,062              7,326,349                7,422,184
   2002                 241,016              6,444,055                6,756,672
   2003                 174,564              4,630,544                4,919,122
   2004                 532,422             17,239,633               18,153,128
   2005                 339,389             10,513,004               11,943,418
   2006                 775,418             30,662,583               33,298,107
   2007                 540,306             19,219,293               16,470,563
   2008                 371,451             15,014,727               11,647,965
   2009                 429,596             14,487,052               17,009,560
Thereafter            1,516,601             45,313,605               52,283,790

                                               R&D
                  ----------------------------------------------------------------
                                                                  ANNUALIZED
                   RENTABLE SQUARE      CURRENT ANNUALIZED      REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO      REVENUES UNDER        EXPIRING LEASES
EXPIRATION         EXPIRING LEASES        EXPIRING LEASES     WITH FUTURE STEP-UPS
----------        ------------------    ------------------    --------------------
   2000                151,062             $ 1,613,506             $ 1,613,506
   2001                252,377               3,136,871               3,177,668
   2002                215,620               3,526,884               3,624,298
   2003                 23,439                 295,229                 347,548
   2004                 84,881               1,184,285               1,311,777
   2005                148,330               1,772,104               1,881,250
   2006                      -                       -                       -
   2007                107,895               2,283,762               2,329,946
   2008                      -                       -                       -
   2009                 59,838                 770,707                 981,557
Thereafter             218,009               3,600,615               4,239,824

                                          INDUSTRIAL
                  ---------------------------------------------------------------
                                                                 ANNUALIZED
                   RENTABLE SQUARE     CURRENT ANNUALIZED      REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO    REVENUES UNDER         EXPIRING LEASES
EXPIRATION         EXPIRING LEASES      EXPIRING LEASES      WITH FUTURE STEP-UPS
----------        -----------------     ---------------      --------------------
   2000                  27,189            $ 172,700               $ 172,700
   2001                       -                    -                       -
   2002                       -                    -                       -
   2003                  19,200              128,832                 128,832
   2004                  34,863              228,725                 245,374
   2005                  20,500              125,698                 140,832
   2006                       -                    -                       -
   2007                       -                    -                       -
   2008                  83,608              736,586                 809,782
   2009                       -                    -                       -
Thereafter                    -                    -                       -

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                   IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

                               LEASE EXPIRATIONS

                              GREATER SAN FRANCISCO


                                               OFFICE
                  ------------------------------------------------------------------
                                                                    ANNUALIZED
                   RENTABLE SQUARE       CURRENT ANNUALIZED       REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO       REVENUES UNDER         EXPIRING LEASES
 EXPIRATION         EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
-------------     ------------------     ------------------     --------------------
   2000                 134,270             $ 3,790,904              $ 3,790,904
   2001                 596,051              21,236,487               21,269,847
   2002                 317,687              10,887,861               11,008,356
   2003                 588,506              22,384,350               22,588,714
   2004                 753,119              30,360,479               30,614,710
   2005                 271,774               9,788,245               10,298,771
   2006                 750,087              24,711,142               26,719,310
   2007                 336,188              12,224,079               12,953,138
   2008                 173,286               6,418,848                6,450,560
   2009                 271,610              10,179,704               10,627,356
Thereafter              100,621               4,990,191                5,362,225

                                                R&D
                  ------------------------------------------------------------------
                                                                    ANNUALIZED
                   RENTABLE SQUARE       CURRENT ANNUALIZED       REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO       REVENUES UNDER         EXPIRING LEASES
 EXPIRATION         EXPIRING LEASES        EXPIRING LEASES      WITH FUTURE STEP-UPS
-------------     ------------------     ------------------     --------------------
   2000                  24,200              $ 217,928               $ 217,928
   2001                  34,697                424,465                 431,813
   2002                  42,486                522,535                 544,194
   2003                  21,164                307,531                 330,863
   2004                       -                      -                       -
   2005                  15,819                176,499                 226,880
   2006                       -                      -                       -
   2007                       -                      -                       -
   2008                       -                      -                       -
   2009                       -                      -                       -
Thereafter                    -                      -                       -

                                            INDUSTRIAL
                  ------------------------------------------------------------------
                                                                    ANNUALIZED
                   RENTABLE SQUARE       CURRENT ANNUALIZED       REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO       REVENUES UNDER         EXPIRING LEASES
 EXPIRATION        EXPIRING LEASES         EXPIRING LEASES      WITH FUTURE STEP-UPS
-------------     ------------------     ------------------     --------------------
   2000                       -             $        -               $        -
   2001                  60,000                253,936                  253,936
   2002                       -                      -                        -
   2003                       -                      -                        -
   2004                 200,213              1,134,331                1,211,182
   2005                       -                      -                        -
   2006                       -                      -                        -
   2007                  20,000                222,456                  258,783
   2008                       -                      -                        -
   2009                       -                      -                        -
Thereafter                    -                      -                        -

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                         IN-SERVICE NEW YORK PROPERTIES

                               LEASE EXPIRATIONS

                               MID-TOWN MANHATTAN


                                                   OFFICE
                  ----------------------------------------------------------------------------
                                                                              ANNUALIZED
                   RENTABLE SQUARE            CURRENT ANNUALIZED            REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO            REVENUES UNDER              EXPIRING LEASES
EXPIRATION         EXPIRING LEASES             EXPIRING LEASES            WITH FUTURE STEP-UPS
----------        ------------------          ------------------          --------------------
   2000                  20,947                  $ 1,274,083                   $ 1,274,083
   2001                 129,091                    6,882,407                     6,902,469
   2002                 900,104                   47,158,597                    47,271,041
   2003                 191,631                    7,497,312                     7,547,672
   2004                  16,525                      895,043                       959,076
   2005                  55,239                    2,513,033                     2,690,599
   2006                  25,440                    1,071,777                     1,175,591
   2007                 561,948                   28,985,091                    31,974,155
   2008                 118,081                    5,037,421                     5,572,477
   2009                  39,381                    2,250,721                     2,595,288
Thereafter              782,338                   34,651,743                    43,471,137

                                                 R&D
                  -------------------------------------------------------------------
                                                                     ANNUALIZED
                   RENTABLE SQUARE       CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO      REVENUES UNDER           EXPIRING LEASES
EXPIRATION         EXPIRING LEASES        EXPIRING LEASES        WITH FUTURE STEP-UPS
----------        -----------------      ------------------      --------------------
   2000                   -                   $      -                  $      -
   2001                   -                          -                         -
   2002                   -                          -                         -
   2003                   -                          -                         -
   2004                   -                          -                         -
   2005                   -                          -                         -
   2006                   -                          -                         -
   2007                   -                          -                         -
   2008                   -                          -                         -
   2009                   -                          -                         -
Thereafter                -                          -                         -

                                             INDUSTRIAL
                  --------------------------------------------------------------------
                                                                      ANNUALIZED
                   RENTABLE SQUARE        CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO      REVENUES UNDER            EXPIRING LEASES
EXPIRATION         EXPIRING LEASES        EXPIRING LEASES         WITH FUTURE STEP-UPS
----------        -----------------       ------------------      --------------------
   2000                    -                  $      -                   $      -
   2001                    -                         -                          -
   2002                    -                         -                          -
   2003                    -                         -                          -
   2004                    -                         -                          -
   2005                    -                         -                          -
   2006                    -                         -                          -
   2007                    -                         -                          -
   2008                    -                         -                          -
   2009                    -                         -                          -
Thereafter                 -                         -                          -

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                        IN-SERVICE NEW JERSEY PROPERTIES

                               LEASE EXPIRATIONS

                               GREATER NEW JERSEY


                                                   OFFICE
                  ------------------------------------------------------------------------
                                                                           ANNUALIZED
                   RENTABLE SQUARE          CURRENT ANNUALIZED           REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO          REVENUES UNDER            EXPIRING LEASES
EXPIRATION         EXPIRING LEASES           EXPIRING LEASES          WITH FUTURE STEP-UPS
----------        ------------------        ------------------        --------------------
   2000                 257,849               $ 6,744,790                 $ 6,744,790
   2001                 422,977                12,014,688                  12,016,045
   2002                  30,959                   861,177                     847,347
   2003                 127,634                 3,241,417                   3,296,203
   2004                 404,428                10,384,131                  10,395,684
   2005                 123,850                 2,708,123                   3,087,129
   2006                  40,381                 1,101,122                   1,184,124
   2007                  12,171                   365,130                     377,301
   2008                  15,243                   407,780                     445,887
   2009                  14,515                   371,040                     426,065
Thereafter              824,909                18,454,462                  21,186,237

                                                  R&D
                  --------------------------------------------------------------------
                                                                      ANNUALIZED
                   RENTABLE SQUARE        CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO        REVENUES UNDER          EXPIRING LEASES
EXPIRATION         EXPIRING LEASES          EXPIRING LEASES       WITH FUTURE STEP-UPS
----------        ------------------      ------------------      --------------------
   2000                    -                  $      -                  $      -
   2001                    -                         -                         -
   2002                    -                         -                         -
   2003                    -                         -                         -
   2004                    -                         -                         -
   2005                    -                         -                         -
   2006                    -                         -                         -
   2007                    -                         -                         -
   2008                    -                         -                         -
   2009                    -                         -                         -
Thereafter                 -                         -                         -

                                              INDUSTRIAL
                  -------------------------------------------------------------------
                                                                     ANNUALIZED
                   RENTABLE SQUARE        CURRENT ANNUALIZED       REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO        REVENUES UNDER         EXPIRING LEASES
EXPIRATION         EXPIRING LEASES          EXPIRING LEASES      WITH FUTURE STEP-UPS
----------        ------------------      ------------------     --------------------
   2000                   -                    $      -                $       -
   2001                   -                           -                        -
   2002                   -                           -                        -
   2003                   -                           -                        -
   2004                   -                           -                        -
   2005                   -                           -                        -
   2006                   -                           -                        -
   2007                   -                           -                        -
   2008                   -                           -                        -
   2009                   -                           -                        -
Thereafter                -                           -                        -

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                           IN-SERVICE OTHER PROPERTIES

                               LEASE EXPIRATIONS

         OTHER PROPERTIES (RICHMOND VA, BALTIMORE MD, BUCKS COUNTY, PA)


                                                    OFFICE
                  ---------------------------------------------------------------------------
                                                                             ANNUALIZED
                   RENTABLE SQUARE            CURRENT ANNUALIZED           REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO            REVENUES UNDER             EXPIRING LEASES
 EXPIRATION         EXPIRING LEASES             EXPIRING LEASES          WITH FUTURE STEP-UPS
-------------     ------------------            ---------------          --------------------
   2000                  33,045                    $ 766,735                 $   766,735
   2001                 155,876                    3,532,417                   3,560,519
   2002                 180,875                    4,025,038                   4,112,825
   2003                 184,048                    3,724,009                   3,885,863
   2004                 119,994                    2,455,700                   2,654,508
   2005                 319,495                    7,083,831                   7,663,905
   2006                 679,238                   17,449,302                  19,234,373
   2007                  42,409                    1,530,167                   1,620,245
   2008                 189,270                    3,128,454                   3,934,126
   2009                 118,237                    1,993,827                   2,666,169
Thereafter               13,557                      141,729                     141,729

                                                R&D
                  --------------------------------------------------------------------
                                                                      ANNUALIZED
                   RENTABLE SQUARE        CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO        REVENUES UNDER          EXPIRING LEASES
 EXPIRATION        EXPIRING LEASES          EXPIRING LEASES       WITH FUTURE STEP-UPS
-------------     ------------------      ------------------      --------------------
   2000                    -                   $      -                 $       -
   2001                    -                          -                         -
   2002                    -                          -                         -
   2003                    -                          -                         -
   2004                    -                          -                         -
   2005                    -                          -                         -
   2006                    -                          -                         -
   2007                    -                          -                         -
   2008                    -                          -                         -
   2009                    -                          -                         -
Thereafter                 -                          -                         -

                                          INDUSTRIAL
                  -------------------------------------------------------------------
                                                                     ANNUALIZED
                   RENTABLE SQUARE       CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO       REVENUES UNDER          EXPIRING LEASES
 EXPIRATION        EXPIRING LEASES         EXPIRING LEASES       WITH FUTURE STEP-UPS
-------------     ------------------     ------------------      --------------------
   2000                161,000               $ 611,800                 $ 611,800
   2001                      -                       -                         -
   2002                      -                       -                         -
   2003                      -                       -                         -
   2004                      -                       -                         -
   2005                      -                       -                         -
   2006                      -                       -                         -
   2007                      -                       -                         -
   2008                      -                       -                         -
   2009                      -                       -                         -
Thereafter                   -                       -                         -

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                                HOTEL PERFORMANCE

                              SAME PROPERTY HOTELS

                          LONG WHARF MARRIOTT - BOSTON


                             FIRST QUARTER       FIRST QUARTER        PERCENT              YTD             YTD       PERCENT
                                  2000               1999              CHANGE             2000            1999        CHANGE
                                  ----               ----              ------             ----            ----        ------
Occupancy                         86.80%             85.60%             1.4%              86.80%          85.60%        1.4%

Average Daily Rate             $ 200.95           $ 189.10              6.3%           $ 200.95        $ 189.10         6.3%

REVPAR                         $ 174.42           $ 161.79              7.8%           $ 174.42        $ 161.79         7.8%


                            CAMBRIDGE CENTER MARRIOTT


                             FIRST QUARTER       FIRST QUARTER        PERCENT              YTD             YTD       PERCENT
                                  2000               1999              CHANGE             2000            1999        CHANGE
                                  ----               ----              ------             ----            ----        ------
Occupancy                         81.40%             82.80%             -1.7%             81.40%          82.80%       -1.7%

Average Daily Rate             $ 174.05           $ 158.79               9.6%          $ 174.05        $ 158.79         9.6%

REVPAR                         $ 141.68           $ 131.48               7.8%          $ 141.68        $ 131.48         7.8%


                      TOTAL SAME PROPERTY HOTEL PERFORMANCE


                             FIRST QUARTER       FIRST QUARTER        PERCENT              YTD             YTD       PERCENT
                                  2000               1999              CHANGE             2000            1999        CHANGE
                                  ----               ----              ------             ----            ----        ------
Occupancy                         84.00%             84.20%             -0.2%             84.00%          84.20%       -0.2%

Average Daily Rate             $ 187.03           $ 173.37               7.9%          $ 187.03        $ 173.37         7.9%

REVPAR                         $ 157.48           $ 146.11               7.8%          $ 157.48        $ 146.11         7.8%


                          1999 PLACED-IN-SERVICE HOTEL
                            RESIDENCE INN BY MARRIOTT


                             FIRST QUARTER       FIRST QUARTER        PERCENT              YTD             YTD       PERCENT
                                  2000               1999              CHANGE             2000            1999        CHANGE
                                  ----               ----              ------             ----            ----        ------
Occupancy                         88.70%             67.40%             N/A               88.70%          64.70%        N/A

Average Daily Rate             $ 144.00           $ 134.18              N/A            $ 144.00        $ 134.18         N/A

REVPAR                         $ 127.73            $ 90.44              N/A            $ 127.73        $  90.44         N/A

*    Only Operational as of 2/01/99

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                            SAME PROPERTY PERFORMANCE

                  OFFICE, R&D, INDUSTRIAL AND HOTEL PROPERTIES


                                                 OFFICE        R&D        INDUSTRIAL       HOTEL         GARAGE          TOTAL
                                                 ------        ---        ----------       -----         ------          -----
Number of Properties                                 71            32            9             2              1              115
Square feet                                  19,332,388     2,072,497      925,726       750,400        332,442       23,413,453
Percent of in-service properties                  85.7%        100.0%       100.0%         80.0%           100%            87.2%
Occupancy @ 03/31/99                              98.8%         99.1%        89.3%             -              -            98.4%
Occupancy @ 03/31/00                              99.5%         94.0%        92.5%             -              -            98.7%
Percent change from 1st quarter 2000
   over 1st quarter 1999:
      Revenue                                      5.3%          2.5%        12.5%         14.0%          28.7%             5.6%
      Expense                                      5.7%         -7.0%        16.1%          4.5%          10.7%             5.4%
      Net Operating Income                         5.1%          5.5%        11.2%         16.8%          38.9%             5.6%


          SAME PROPERTY LEASE ANALYSIS - QUARTER ENDED MARCH 31, 2000


                                               OFFICE         R&D       INDUSTRIAL      TOTAL
                                               ------         ---       ----------      -----
Vacant space available @ 1/01/00 (sf)          360,902      144,545        89,099        594,546
Square footage of leases expiring or
   terminated 01/01/00-03/31/00              1,012,850      235,859             -      1,248,709
                                             ---------     --------       -------      ---------
Total space for lease (sf)                   1,373,752      380,404        89,099      1,843,255
                                             =========     ========       =======      =========
New tenants (sf)                               772,603      167,459        20,000        960,062
Renewals (sf)                                  509,930       87,971             -        597,901
                                             ---------      -------       -------      ---------
Total space leased (sf)                      1,282,533      255,430        20,000      1,557,963
                                             =========     ========       =======      =========
Space available @ 3/31/00 (sf)                  91,219      124,974        69,099        285,292
                                             =========     ========       =======      =========
Net increase (decrease) in leased space (sf)   269,683       19,571        20,000        309,254
Average lease term (months)                         93           47            74             85
2nd generation TI/Comm PSF                     $ 12.12       $ 0.71       $ 11.04        $ 10.23
Increase in 2nd generation net rents (1)         50.6%         6.3%           n/a          46.9%


(1) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

            ALL "IN-SERVICE" PROPERTIES - QUARTER ENDED MARCH 31,2000


                                               OFFICE           R&D          INDUSTRIAL       TOTAL
                                               ------           ---          ----------       -----
Vacant space available @ 1/01/00 (sf)            508,964         144,545         89,099        742,608
Square footage of leases expiring or
   terminated 1/01/00-3/31/00                  1,070,356         235,859              -      1,306,215
                                             ------------   -------------   ------------   ------------
Total space for lease (sf)                     1,579,320         380,404         89,099      2,048,823
                                             ============   =============   ============   ============
New tenants (sf)                                 852,455         167,459         20,000      1,039,914
Renewals (sf)                                    532,149          87,971              -        620,120
                                             ------------   -------------   ------------   ------------
Total space leased (sf)                        1,384,604         255,430         20,000      1,660,034
                                             ============   =============   ============   ============
Space available @ 3/31/00 (sf)                   194,716         124,974         69,099        388,789
                                             ============   =============   ============   ============
Net increase/(decrease) in leased space (sf)     314,248          19,571         20,000        353,819
Average lease term (months)                           92              47             74             78
2nd generation TI/Comm PSF                       $ 12.38          $ 0.71        $ 11.04        $ 10.57
Increase in 2nd generation net rents (1)           52.2%            6.3%            n/a          48.4%


(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS
                                 (IN THOUSANDS)
                         HISTORICAL CAPITAL EXPENDITURES


                                                  1995          1996            1997       1998           1999           Q1 2000
                                                  ----          ----            ----       ----           ----           -------
Recurring capital expenditures                 $ 1,618       $ 1,083         $ 1,125       $ 3,543        $ 11,611         $ 1,995
                                           ============   ===========    ============    ==========    ============    ============

Hotel improvements, equipment upgrades         $ 4,420       $ 3,041         $ 2,625       $ 3,872         $ 2,346           $ 789
                                           ============   ===========    ============    ==========    ============    ============
   and replacements



           2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS


                                                            1995       1996        1997       1998        1999        Q1 2000
                                                            ----       ----        ----       ----        ----        -------
Office
  Square feet                                              768,459   970,072    1,016,427   648,291    2,115,281    1,384,604
                                                           -------   -------    ---------   -------    ---------    ---------
  Tenant improvement and lease commissions p.s.f.          $ 10.66   $ 11.40      $ 10.83    $ 9.82      $ 10.60      $ 12.38
                                                           -------   -------    ---------   -------    ---------    ---------
R&D
  Square feet                                              177,073   337,676      169,878   113,428      167,231      255,430
                                                           -------   -------    ---------   -------    ---------    ---------
  Tenant improvement and lease commissions p.s.f.           $ 6.99   $ 10.45       $ 2.22    $ 3.32       $ 1.94       $ 0.71
                                                           -------   -------    ---------   -------    ---------    ---------
Industrial
  Square feet                                              308,388   128,148      258,795   320,608      163,962       20,000
                                                           -------   -------    ---------   -------    ---------    ---------
  Tenant improvement and lease commissions p.s.f.           $ 1.00    $ 1.71       $ 0.99    $ 1.13       $ 0.60      $ 11.04
                                                           -------   -------    ---------   -------    ---------    ---------
  Average tenant improvement and lease commission p.s.f.    $ 7.77   $ 10.31       $ 8.06    $ 6.57       $ 9.34      $ 10.57
                                                           =======   =======    =========   =======    =========    =========

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

               VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS
                              AS OF MARCH 31, 2000

                                  ACQUISITIONS


                                                                                      ANTICIPATED
                                                                     INITIAL            FUTURE             TOTAL            CURRENT
  PROPERTY                       DATE ACQUIRED     SQUARE FEET      INVESTMENT        INVESTMENT        INVESTMENT         OCCUPANCY
  --------                       -------------     -----------      ----------        ----------        ----------         ---------
ACQUISITIONS
CLASS A OFFICE BUILDINGS
  One and Two Reston Overlook           Jan-00         444,286      $ 15,200,000       $        -       $ 15,200,000 (1)     100%
  504, 506, 508 Carnegie Center         Mar-00         408,163        66,500,000                -         66,500,000         100%
                                                  -------------   ---------------    -------------     --------------     ----------
TOTAL VALUE CREATION PIPELINE -                        852,449      $ 81,700,000       $        -       $ 81,700,000         100%
  ACQUISITIONS                                    =============   ===============    =============     ==============     ==========



                                  DISPOSITIONS


                                                                                        CLOSING             NET
PROPERTY                  DATE DISPOSED       SQUARE FEET           SALE PRICE           COSTS          BOOK VALUE          GAIN
--------                  -------------       -----------           ----------           -----          ----------          ----
NO ACTIVITY


(1)  Represents the acquisition of the joint venture partner's 75% interest.

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

               VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
                              AS OF MARCH 31, 2000


                                                                                                                # OF
DEVELOPMENT PROPERTIES                         INITIAL OCCUPANCY     STABILIZATION DATE     LOCATION        BUILDINGS
----------------------                         -----------------     ------------------     --------        ---------
CLASS A OFFICE BUILDINGS
  Market Square North (50% ownership)                Q1 2000               Q4 2000        Washington, DC         1
  Orbital Sciences Phase I - Building 1 & 3          Q2 2000               Q2 2000        Dulles, VA             2
  New Dominion Tech Park - Building 1                Q4 2000               Q4 2000        Herndon, VA            1
  302 Carnegie Center                                Q4 2000               Q2 2001        Princeton, NJ          1
  2600 Tower Oaks Boulevard                          Q4 2000               Q3 2001        Rockville, MD          1
  140 Kendrick Street                                Q1 2001               Q1 2001        Needham, MA            3
  Orbital Sciences Phase II - Building 2             Q2 2001               Q2 2001        Dulles, VA             1
  111 Huntington Avenue - Prudential Center          Q3 2001               Q4 2002        Boston, MA             1
  5 Times Square                                     Q4 2001               Q2 2002        New York, NY           1
                                                                                                             --------

TOTAL DEVELOPMENT PROPERTIES                                                                                     12
                                                                                                             ========

                                                                                         ANTICIPATED         CURRENT
                                                                     INVESTMENT              TOTAL           PERCENTAGE
DEVELOPMENT PROPERTIES                           SQUARE FEET           TO DATE            INVESTMENT           LEASED
----------------------                           -----------           -------            ----------           ------
CLASS A OFFICE BUILDINGS

  Market Square North (50% ownership)                409,843          $ 47,332,951         $ 61,631,239 (1)        87%
  Orbital Sciences Phase I - Building 1 & 3          174,832            23,535,844           33,100,000           100%
  New Dominion Tech Park - Building 1                235,201            18,656,698           48,800,000           100%
  302 Carnegie Center                                 64,565             4,385,684           12,900,000             0%
  2600 Tower Oaks Boulevard                          178,216             7,369,012           38,295,000            20%
  140 Kendrick Street                                381,000            45,416,596           80,856,000 (2)       100%
  Orbital Sciences Phase II - Building 2             160,502             3,576,929           28,018,000           100%
  111 Huntington Avenue - Prudential Center          890,000            93,395,401          290,000,000            32%
  5 Times Square                                   1,099,154           206,015,236          536,100,000           100%
                                               -------------    ------------------   ------------------    -----------

TOTAL DEVELOPMENT PROPERTIES                       3,593,313       $ 449,684,351        $ 1,129,700,239            76%
                                               =============    ==================   ==================    ===========


                   DEVELOPMENTS PLACED-IN-SERVICE DURING 2000


                                                       PLACED                       # OF                          INVESTMENT
                                                   IN SERVICE DATE    LOCATION    BUILDINGS   SQUARE FEET           TO DATE
                                                   ---------------    --------    ---------   -----------           -------
NO DEVELOPMENT PROPERTIES PLACED IN SERVICE DURING THIS PERIOD

                                                      TOTAL           PERCENTAGE
                                                   INVESTMENT          LEASED
                                                   ----------          ------
NO DEVELOPMENT PROPERTIES PLACED IN SERVICE DURING THIS PERIOD


(1)  Represents 50% of the total anticipated project-level investment. #REF!

(2) Net of tenant work paid by the developer until completion that is estimated to be $16.4 million.

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                  VALUE CREATION PIPELINE - OWNED LAND PARCELS
                              AS OF MARCH 31, 2000


                          NO. OF                    DEVELOPABLE
LOCATION                 PARCELS        ACREAGE     SQUARE FEET
--------                 -------        -------     -----------
S. San Francisco, CA           2            3.6         376,425
Andover, MA                    2           19.9         230,000
Boston, MA (1)                 4            2.5         839,000
Waltham, MA                    2           32.0         418,000
Rockville, MD (2)              6          111.5       1,378,216
Dulles, VA                     2           91.0       1,061,500
Herndon, VA                    2           25.2         370,200
Reston, VA                     2            5.5         775,000
Gaithersburg, MD               2           27.0         600,000
Springfield, VA                3            9.4         130,000
                       ----------    -----------    ------------
                              27          327.6       6,178,341
                       ==========    ===========    ============

(1)  Boston Properties has a 50% ownership interest.

(2) Includes 254,000 square feet of building on a 7.5 acre parcel under a ground lease to a third party.

                 VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
                              AS OF MARCH 31, 2000


                          NO. OF                    DEVELOPABLE
LOCATION                 PARCELS        ACREAGE     SQUARE FEET
--------                 -------        -------     -----------
Princeton, NJ (1)             14          149.9       1,921,335
Cambridge, MA (2)              1            2.6         165,500
New York, NY (3)               1            0.5       1,194,918
Chelmsford, MA (4)             1           26.0         259,918
San Jose, CA (5)               5            3.7         795,000
                       ----------    -----------    ------------
                              22          182.7       4,336,671
                       ==========    ===========    ============


(1)  $20.00/FAR plus an earnout calulation.

(2) Prior to January 23, 2001 the cost would be $25.02/ SF of land area then $25.92/ SF of land area prior to January 23, 2002. Land area is approximately 108,000 SF.

(3)  $159.75 million for both leasehold interest and ESAC credits.

(4) $11.54/RSF plus an earnout calculation. Purchase subject to receiving all necessary permits and approvals.

(5)  $ 26.3 million subject to receiving all necessary permits and approvals.

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                          ACQUISITION PROPERTY PROFILE

PROPERTY NAME:                  One and Two Reston Overlook

PRODUCT TYPE:                   Two Class A Office Buildings

LOCATION:                       Reston, Virginia

DESCRIPTION:                    Class A Office Space

SIZE:                           444,286 net rentable square feet

YEAR CONSTRUCTED:               1999

PURCHASE PRICE:                 $15.2 million  (1)

CLOSING DATE:                   January 12, 2000

FUTURE INVESTMENT:              $       -

OCCUPANCY LEVEL:                100%

NUMBER OF TENANTS:              Eight

FUNDING SOURCE:                 Cash and assumption of mortgage debt

LARGEST TENANT:

            COMPANY:            TRW              SIZE:    309,689      LEASE EXPIRATION:    01/2011


(1)  Represents the acquisition of the joint venture partner's 75% interest.

                            BOSTON PROPERTIES, INC.
                               FIRST QUARTER 2000

                          ACQUISITION PROPERTY PROFILE

PROPERTY NAME:                  504, 506, 508 Carnegie Center

PRODUCT TYPE:                   Three Class A Office Buildings

LOCATION:                       Carnegie Center, Princeton, NJ

DESCRIPTION:                    Class A Office Space

SIZE:                           408,163 net rentable square feet

YEAR CONSTRUCTED:               1991

PURCHASE PRICE:                 $66.5 million

CLOSING DATE:                   March 1, 2000

FUTURE INVESTMENT:              $                     -

OCCUPANCY LEVEL:                100%

NUMBER OF TENANTS:              Three

FUNDING SOURCE:                 Assumption of mortgage debt of $49.0 million and the issuance of 577,817 common units of the operating partnership

LARGEST TENANT:

            COMPANY:            Raytheon              SIZE:     131,085       LEASE EXPIRATION:     03/2011
                                Raytheon                        108,184                             10/2013